EXHIBIT 10.1.1

                                  AMENDMENT TO
                               SERVICES AGREEMENT

     THIS AGREEMENT, MADE THIS 8TH DAY OF FEBRUARY, 1998, BY AND BETWEEN TOTAL ENTERTAINMENT RESTAURANT CORP. A DELAWARE CORPORATION, HEREAFTER REFERRED TO AS "TENT", AND COULTER ENTERPRISES, INC., A KANSAS CORPORATION, HEREAFTER REFERRED TO AS "CEI".

     WHEREAS, THE PARTIES ENTERED INTO A SERVICES AGREEMENT DATED JULY 17, 1997, "SERVICES AGREEMENT", AND ARE DESIROUS OF RENEWING THE AGREEMENT.

     NOW, THEREFORE, FOR TEN DOLLARS ($10.00) AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. REGARDING PROVISION NO. 3 "TERM" OF THE "SERVICES AGREEMENT", IT IS AGREED THAT THE TERM SHALL COMMENCE DECEMBER 31, 1997, AND SHALL CONTINUE UNTIL DECEMBER 30, 1998.

     2. PROVISION NO. 4 "COMPENSATION" OF THE "SERVICES AGREEMENT" SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SUBSTITUTED:

     4.01 THE PARTIES AGREE TO THE FOLLOWING METHOD OF COMPENSATION FOR THE SERVICES TO BE RENDERED:

          $194,500.00 ANNUALLY PAYABLE AT THE RATE OF 14,962.00 PER FOUR (4) WEEK ACCOUNTING PERIOD AND $466 FOR EACH RESTAURANT OPERATED BY TENT, PLUS PAYMENT FOR OUT-OF-POCKET EXPENSES, WHICH FEE IS PAYABLE ON A PERIOD-BY-PERIOD BASIS.

          PAYMENT IS DUE BY THE 15TH DAY FOLLOWING THE END OF THE PERIOD.

          THE PARTIES AGREE THAT IF THIS AGREEMENT IS RENEWED, TO REVIEW THE ACTUAL EXPERIENCE AND COSTS OF CEI AND TO UTILIZE GOOD FAITH IN CONSIDERING AN ADJUSTMENT TO THE COMPENSATION FORMULA TO BE USED FOR THE RENEWAL PERIOD. IN ANY EVENT, THE RESTRUCTURED COMPENSATION FORMULA IS SUBJECT TO THE APPROVAL OF THE OUTSIDE BOARD MEMBERS OF TENT.

     3. OTHER THAN AS HEREIN MODIFIED, THE SERVICES AGREEMENT IS RATIFIED AND CONFIRMED.

     IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

                                           TOTAL ENTERTAINMENT
                                             RESTAURANT CORP.



                                           BY  /S/ GARY M. JUDD
                                               ------------------------
                                                GARY M. JUDD
                                                PRESIDENT

ATTEST:


BY /S/ JAMES K. ZIELKE
   -------------------
   JAMES K. ZIELKE
   SECRETARY

                                           COULTER ENTERPRISES, INC.



                                           BY  /S/ BILL HALL
                                               ------------------------
                                                BILL HALL
                                                SR. VICE PRESIDENT OF FINANCE

ATTEST:


BY  /S/ STEVE JOHNSON
    --------------------
    STEVE JOHNSON
    ASSISTANT SECRETARY